Fees Summary	Sep. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,480,625.00
Previously Paid Amount	2,966.48
Total Fee Amount	2,966.48
Total Offset Amount	0.00
Net Fee	$ 0.00